UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2013

TRIO MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35471	27-4867100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue, 37th Floor, New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

TRIO MERGER CORP. (“TRIO”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING TRIO SECURITIES, REGARDING ITS MERGER WITH SAEXPLORATION HOLDINGS, INC. (“SAE”), AS DESCRIBED IN TRIO’S CURRENT REPORT ON FORM 8-K FILED ON DECEMBER 11, 2012. THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE EXHIBIT HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT OR PRIOR TO SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF TRIO’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JUNE 2011, IS ACTING AS TRIO’S INVESTMENT BANKER IN THESE EFFORTS, FOR WHICH IT WILL RECEIVE A FEE OF $2,415,000. TRIO AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF TRIO STOCKHOLDERS TO BE HELD TO CONSIDER, AMONG OTHER PROPOSALS, APPROVAL OF THE MERGER.

STOCKHOLDERS OF TRIO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ TRIO’S PRELIMINARY PROXY STATEMENT/INFORMATION STATEMENT AND, WHEN AVAILABLE, TRIO’S DEFINITIVE PROXY STATEMENT/INFORMATION STATEMENT IN CONNECTION WITH TRIO’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS/INFORMATION STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ TRIO’S FINAL PROSPECTUS, DATED JUNE 21, 2011, AND TRIO’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE TRIO OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE MERGER. THE DEFINITIVE PROXY STATEMENT/INFORMATION STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF MAY 31, 2013 FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/INFORMATION STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: TRIO MERGER CORP., 777 THIRD AVENUE, 37TH FLOOR, NEW YORK, NEW YORK 10017. THE PRELIMINARY PROXY STATEMENT/INFORMATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/INFORMATION STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

SAE’S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN AND IN THE EXHIBIT HERETO ARE UNAUDITED. FURTHERMORE, THEY INCLUDE CERTAIN FINANCIAL INFORMATION (EBITDA) NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN TRIO’S DEFINITIVE PROXY STATEMENT/INFORMATION STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE MERGER. SAE CONSIDERS EBITDA IMPORTANT IN EVALUATING ITS FINANCIAL PERFORMANCE ON A CONSISTENT BASIS ACROSS VARIOUS PERIODS. DUE TO THE SIGNIFICANCE OF NON-CASH AND NON-RECURRING ITEMS, EBITDA ENABLES SAE’S BOARD OF DIRECTORS AND MANAGEMENT TO MONITOR AND EVALUATE THE BUSINESS ON A CONSISTENT BASIS. SAE USES EBITDA AS A PRIMARY MEASURE, AMONG OTHERS, TO ANALYZE AND EVALUATE FINANCIAL AND STRATEGIC PLANNING DECISIONS REGARDING FUTURE OPERATING INVESTMENTS AND POTENTIAL ACQUISITIONS. THE PRESENTATION OF EBITDA SHOULD NOT BE CONSTRUED AS AN INFERENCE THAT SAE’S FUTURE RESULTS WILL BE UNAFFECTED BY UNUSUAL OR NON-RECURRINNG ITEMS OR BY NON-CASH ITEMS, SUCH AS NON-CASH COMPENSATION. EBITDA SHOULD BE CONSIDERED IN ADDITION TO, RATHER THAN AS A SUBSTITUTE FOR, PRE-TAX INCOME, NET INCOME AND CASH FLOWS FROM OPERATING ACTIVITIES.

2

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibit hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Trio or SAE, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibit hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. SAE’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Trio’s and SAE’s expectations with respect to future performance, anticipated financial impacts of the merger and related transactions; approval of the merger and related transactions by security holders; the satisfaction of the closing conditions to the merger and related transactions; and the timing of the completion of the merger and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include CHANGES IN ECONOMIC, BUSINESS, COMPETITIVE AND/OR REGULATORY FACTORS, AND OTHER RISKS AND UNCERTAINTIES AFFECTING THE OPERATION OF SAE’S BUSINESS. THESE RISKS, UNCERTAINTIES AND CONTINGENCIES INCLUDE: FLUCTUATIONS IN THE LEVELS OF EXPLORATION AND DEVELOPMENT ACTIVITY IN THE OIL AND GAS INDUSTRY; BUSINESS CONDITIONS; WEATHER AND NATURAL DISASTERS; CHANGING INTERPRETATIONS OF GAAP; OUTCOMES OF GOVERNMENT REVIEWS; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; LEGISLATION OR REGULATORY ENVIRONMENTS; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH SAE IS ENGAGED; FLUCTUATIONS IN CUSTOMER DEMAND; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION FROM OTHER PROVIDERS OF SEISMIC ACQUISITION SERVICES; GENERAL ECONOMIC CONDITIONS; GEOPOLITICAL EVENTS AND REGULATORY CHANGES; The possibility that the merger does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions; AND OTHER FACTORS SET FORTH IN TRIO’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

3

The foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Trio and SAE, the merger, the related transactions or other matters and attributable to Trio and SAE or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Trio nor SAE undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

4

Item 7.01	Regulation FD Disclosure.

On May 22, 2013, Trio Merger Corp. (“Trio”) issued a press release announcing the preliminary first quarter 2013 financial results for SAExploration Holdings, Inc. (“SAE”) and certain information relating to the special meeting of stockholders to be held by Trio in June 2013 relating to its previously announced merger with SAE. The press release is included as Exhibit 99.1 hereto.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Press release.

5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2013

TRIO MERGER CORP.

By:	/s/ David Sgro
	Name:	David Sgro
	Title:	Chief Financial Officer

6